                                                                    EXHIBIT 32.1

                        CERTIFICATION OF CEO PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

To the best of my knowledge and belief, the Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 30, 2004, by Arlington Hospitality, Inc. fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Arlington Hospitality, Inc.

A signed original of this written statement required by Section 906 has been provided to Arlington Hospitality, Inc. and will be retained by Arlington Hospitality, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                                               /s/ Jerry H. Herman
                                               ---------------------------------
                                               Name:  Jerry H. Herman
                                               Title: Chief Executive Officer

March 30, 2004